Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) dated as of January 6, 2010, by and among Conolog Corporation, a Delaware corporation, with headquarters located at 5 Columbia Road, Somerville, New Jersey (the “Company”), and the purchaser identified on the signature page hereto (including its successors and assigns (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase from the Company 277,777 shares of the Company’s Common Stock $.01 at a per share price of $.36 (the “Shares”), which is the average of the closing bid prices for the Company’s Common Stock (rounded to the whole penny) for the last thirty days that such Common Stock traded on the Nasdaq Stock Market for an aggregate purchase price of $99,999.72 as further described herein;

NOW, THEREFORE, in consideration of the foregoing and on the basis of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE OF THE SHARES

1.1 Purchase and Sale of Securities. Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell, assign, transfer and deliver to Purchaser and Purchaser hereby agrees to purchase at the Closing (as defined in Section 2) and accept delivery from the Company, the Shares free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever, for the consideration specified herein.

ARTICLE 2

CLOSING

2.1 Closing. As used herein the Closing Date shall mean the day when all conditions precedent to (i) the Purchaser’s obligations to purchase the Shares and (ii) the Company’s obligations to issue the Shares has been satisfied or waived. On Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell the Shares to the Purchaser at a per share purchase price of $.36 and an aggregate purchase price of $99,999.72. The closing of the purchase and sale of the Shares s referred to herein as the “Closing”.

The Closing shall occur on the date of this Agreement at the offices of Sichenzia Ross Friedman Ference LLP, New York, New York 10066, at 10:00 a.m., or at such other time and place as the parties may agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser:

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(i) this Agreement duly executed by the Company;

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company:

(i) this Agreement duly executed by the Purchaser; and

(ii) the amount of $99,999.72 which represents the aggregate purchase price for the Shares by wire to the account specified in writing by the Company or by check made payable to the Company.

Within ten days of the execution of this Agreement and the receipt of the aggregate purchase price the Company will issue and deliver to the Purchaser the Shares.

2.3 Closing Conditions

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchaser contained herein;

(ii) the delivery by the Purchaser of the items set forth in Section 2.2 (b).

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the relevant Closing Date shall been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2 (a).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a)   The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, and is qualified in no other state.

(b) This Agreement has been duly executed and delivered by Company and constitutes the valid, binding and enforceable obligation of Company, subject to the applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and rights of stockholders.

(c) All representations, covenants and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing date with the same effect as though the same had been made on and as of such date.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF BUYER

4. Representations and Warranties of Buyer. The Purchaser hereby represents and warrants to the Company as follows:

(a) Authority. This Agreement has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Share as principal for Purchaser’s own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting Purchaser’s right to sell the Shares pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

(c) Purchaser Status. At the time Purchaser was offered the Shares Purchaser was, and as of the date hereof, Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Purchaser has (i) a preexisting personal or business relationship with the Company or one or more of its directors, officers or control persons or (ii) by reason of Purchaser’s business or financial experience Purchaser is capable of evaluating the risks and merits of this investment and of protecting Purchaser’s own interests in connection with an investment in the Securities.

(d) Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares, and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Receipt of Information. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Purchaser further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of Purchaser to rely thereon.

ARTICLE 5

MISCELLANEOUS

5.1 Delivery of Shares. Within five days of the Closing the Company shall deliver to the Purchaser shares representing the Shares purchased pursuant to this Agreement.

5.2 Further Assurances By its signature hereto, each party consents and agrees to all of the transactions contemplated hereby. Each party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by any other party hereto in order to consummate the transactions contemplated hereby and, in the case of the Company, to ensure that Purchaser receive in full the benefits of the equity interests to which they are entitled hereby.

5.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, postage prepaid, (ii) hand delivered, (iii) sent by prepaid overnight carrier, with a record of receipt or (iv) sent by facsimile (with confirmation of receipt), to the parties at the following address (or at such other addresses as shall be specified by the parties by like notice):

(i) To the Company:

Conolog Corporation

5 Columbia Road

Somerville, New Jersey 08876

Attention: Marc Benou

(ii) To Purchaser:

Robert Benou

C/O Conolog Corporation

5 Somerville, New Jersey 08876

Each notice or other communication shall be deemed to have been given on the date received.

5.4 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

5.5 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

5.7 Governing Law and Jurisdiction. This Agreement and all issues arising out of this Agreement will be governed by and construed solely and exclusively under and pursuant to the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Any action brought concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State of New York. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts.

5.8 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

5.9 Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above

THE COMPANY:

CONOLOG CORPORATION
By:	/s/ Marc Benou
Name: Marc Benou
Title: President

PURCHASER:

/s/ Robert Benou
Robert Benou